SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  ZAPWORLD.COM
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (5)  Total fee paid:


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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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
                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 16, 2001

     The 2001 Annual Meeting of Shareholders of ZAPWORLD.COM (the "Company") will be held at 10:30 a.m. Pacific Time on Saturday, June 16, 2001 at the Sebastopol Community Center, located at 390 Morris Street, Sebastopol, California, for the following purposes:

1. To elect six members to the Board of Directors, with the following persons to be nominated for election by the present Board of Directors: Gary Starr, Robert Swanson, Douglas Wilson, Lee Sannella, Harry Kraatz and William Evers;

2.   To approve the change of the Company's name from ZAPWORLD.COM to ZAP;

3. To ratify the appointment of Grant Thornton LLP as the Company's independent public accountant for the fiscal year ending December 31, 2001; and

4. To consider and act upon such other matters that may properly come before the meeting.

     The Board of Directors has fixed April 18, 2001 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                        By Order of the Board of Directors,


                                        Joni Arellanes
                                        Corporate Secretary

May 7, 2001

                                  ZAPWORLD.COM

                                 117 Morris St.
                          Sebastopol, California 95472

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                      to be held on Saturday, June 16, 2001


         This proxy statement is being furnished to the shareholders of ZAPWORLD.COM ("Zapworld") in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Saturday, June 16, 2001, beginning at 10:30 a.m. Pacific Time at the Sebastopol Community Center, located at 390 Morris St., Sebastopol, California.

         We are mailing this proxy statement and the enclosed proxy to our shareholders on or about May 7, 2001. The enclosed proxy is solicited by the Board of Directors of Zapworld.

         Zapworld will bear the entire cost of preparing, assembling and mailing the Notice of Annual Meeting and this proxy statement to shareholders. Zapworld has made arrangements to forward copies of proxy materials to brokerage houses, fiduciaries and custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of Zapworld at Zapworld's expense. In addition to the solicitation of proxies by mail, some of the officers and directors and regular employees of Zapworld may without additional compensation solicit proxies by telephone or personal interview. Zapworld will bear the costs of these solicitations.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

OUTSTANDING SECURITIES AND VOTING RIGHTS

         The record date for determining the shareholders entitled to vote at the meeting is April 18, 2001. All holders of our Common Stock at the close of business on April 18, 2001 will be eligible to vote at the Annual Meeting. As of April 18, 2001, there were 6,111,179 shares of Common Stock outstanding.

PROXY VOTING

         Shares for which proxies are properly executed and returned, or properly voted telephonically or by Internet, will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named under Proposal Number 1 below, "FOR" approving the change of our corporate name from ZAPWORLD.COM to ZAP, and "FOR" the ratification of Grant Thornton LLP as our independent public accountant for 2001. Should any other business properly come before the meeting, the person or persons named as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

         The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, Computershare Trust, a proxy for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy in the enclosed envelope.

         If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

         If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting.

VOTES REQUIRED

         Nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The amendment to our Articles of Incorporation to change our corporate name to ZAP will require the approval of a majority of all of the company's outstanding shares. The approval of Grant Thornton LLP as our independent auditors and any other proposal which may be brought before the meeting will require the approval of a majority of the shares present and represented at the Annual Meeting.

QUORUM AND COUNTING THE VOTE

         A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstention votes will be counted as present and represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present and represented at the Annual Meeting for the purpose of determining whether a quorum exists. In the election of directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against any other proposal submitted for consideration by the shareholders at the Annual Meeting.

REVOCATION OF PROXIES

         You may revoke a proxy at any time prior to the time it is voted by delivering a written notice of revocation to the Secretary of Zapworld, by submitting a later-dated proxy or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.

                            GOVERNANCE OF THE COMPANY

2000 BOARD MEETINGS

         The Board of Directors met seven times in 2000. During the fiscal year 2000, each director attended at least 75% of the aggregate of the total number of Board of Directors and committee meetings held during the period in which he served as a director.

BOARD COMMITTEES

         The Board of Directors has an Audit Committee which was established in November of 1999 (the "Audit Committee"). It does not currently have a nominating committee. The Board of Directors intends to form a Compensation Committee following the Annual Meeting.

         The full Board of Directors makes recommendations concerning the submission of candidates at shareholders' meetings for election to the Board of Directors. Until the Compensation Committee is formed, the Board of Directors reviews and approves all major issues concerning salaries. The Board of Directors may establish committees if it deems it advisable to do so or if the size of the Board of Directors expands to the extent that the Board of Directors deems it appropriate to create additional committees.

         The Audit Committee currently consists of Lee Sannella and Douglas R. Wilson. The Audit Committee met once during fiscal year 2000. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors, the performance of our independent auditors and our accounting practices. We have adopted a written charter for the Audit Committee, which is attached as Appendix A. Each member of the Audit Committee is an independent director as defined by the National Association of Securities Dealers' (NASD) listing standards.

         The Audit Committee discussed with Grant Thornton LLP, our independent auditor in 2000, the matters required to be discussed by SAS 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with Grant Thornton LLP their independence from Zapworld and our management. The Audit Committee has considered whether the non-audit services provided by Grant Thornton LLP are compatible with their independence from Zapworld.

         The Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

DIRECTORS' COMPENSATION

         Members of our Board of Directors do not receive any cash compensation for their service on the Board of Directors, but directors may be reimbursed for certain expenses in connection with their attendance at Board of Directors meetings.

CERTAIN RELATIONSHIPS

         William Evers is a member of the Board of Directors of Zapworld. The law firm of Foley & Lardner, where Mr. Evers is a partner, provided legal services for Zapworld during 2000, for which it received $261,000 in compensation.

RELATIONSHIPS AMONG DIRECTORS AND EXECUTIVE OFFICERS

         There are no familial relationships among our directors and executive officers.

REPORTS UNDER SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers to file reports of ownership and changes in ownership with respect to the securities of Zapworld and its affiliates with the Securities and Exchange Commission and to furnish copies of these reports to us. Based on a review of these reports and written representations from our directors and officers regarding the necessity of filing a report, we believe that during fiscal year 2000, all filing requirements were met on a timely basis.

                   PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP

CERTAIN BENEFICIAL OWNERS

To the best of our knowledge, the following are those who own beneficially five percent or more of our Common Stock outstanding as of March 26, 2001:

                                            Shares Beneficially Owned

Name and Address of Beneficial           Shares Held and          Percentage
Owner                                  Nature of Beneficial
                                            Ownership

The Endeavour Capital Fund, S.A.             1,989,741               16.0
P.O.B. 57116
Jerusalem 91570 Israel (1)

Ridgewood Power, LLP (2)                     1,250,357               10.0
947 Linwood Ave.
Ridgewood, NJ 07450

Douglas Wilson (3)                           1,250,357               10.0
947 Linwood Ave.
Ridgewood, NJ 07450

Robert Swanson (3)                           1,250,357               10.0
947 Linwood Ave.
Ridgewood, NJ 07450


(1) Includes 1,989,741 shares of Common Stock issuable upon the conversion of 2328 shares of Series A-1 and Series A-2 Preferred Stock.

(2) Includes 100,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of March 26, 2001 by Ridgewood Power, LLP.

(3) The 1,250,357 shares of Common Stock stated here are held by Ridgewood Power, LLP and include 100,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of March 26, 2001 by Ridgewood Power, LLP. Mr. Wilson is a principal of Ridgewood Power, LLP. Mr. Wilson does not personally own any of our shares. Mr. Swanson is a principal of Ridgewood Power, LLP. Mr. Swanson does not personally own any of our shares.


OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of March 26, 2001, the number of shares of our Common Stock beneficially owned by our directors and nominees, executive officers named in the Summary Compensation Table, and our directors and executive officers as a group.

Name and Age of Beneficial Owner     Position                  Shares Held and
                                                                 Nature of
                                                                 Beneficial
                                                                 Ownership

Douglas Wilson, 40................   Director                   1,250,357(1)

Lee Sannella, M.D., 84............   Director                      71,952(*)

William Evers, 73.................   Director                      76,723(*)(2)

Robert Swanson, 53................   Chairman of the Board,     1,250,357(1)
                                     Director

Gary Starr, 45....................   Chief Executive Officer,     520,117(3)
                                     Director

Harry Kraatz, 51..................   Director                     255,000(4)

Directors and executive officers                                2,174,149
as a group

* Represents beneficial ownership of less than 1%.

(1) The 1,250,357 shares of Common Stock stated here are held by Ridgewood Power, LLP and include 100,000 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of March 26, 2001 by Ridgewood Power, LLP. Mr. Wilson is a principal of Ridgewood Power, LLP. Mr. Wilson does not personally own any of our shares. Mr. Swanson is a principal of Ridgewood Power, LLP. Mr. Swanson does not personally own any of our shares.

(2) Includes 75,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 26, 2001.

(3) Includes 135,000 shares of Common Stock issuable upon the exercise of incentive stock options exercisable within 60 days of March 26, 2001.

(4) Includes 210,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 26, 2001.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         Our Bylaws state that the Board of Directors shall consist of between five and nine members, with the exact number of directors between this range to be determined by the Board of Directors. The Board of Directors has set the number of directors at six, and there are currently six members of the Board of Directors.

         Six directors are to be elected at the Annual Meeting to serve until the 2002 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting. The Board of Directors will present for election by the shareholders and recommends a vote "FOR" the following nominees: Gary Starr, Robert Swanson, Douglas Wilson, Lee Sannella, Harry Kraatz, and William Evers. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Each nominee is currently a member of the Board of Directors.

         All proxies will be voted "FOR" the election of each of these nominees unless authority to vote for the election for any nominee or nominee is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

         Shareholders will have the right to vote their shares cumulatively. However, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the Annual Meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates. If no shareholder elects to use cumulative voting then the shareholders shall be allowed to cast one vote per share owned for each of the six positions on the Board of Directors. Votes cast against a candidate or which are withheld shall have no effect.

         Background information with respect to the six nominees for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Gary Starr has been a director and executive officer of Zapworld since its inception in 1994. He has been the Chief Executive Officer of Zapworld since September 1999. He has been building, designing, and driving electric cars for more than 25 years. In addition to overseeing the marketing of more than 35,000 electric bicycles and other electric vehicles, Mr. Starr has invented several solar electric products and conservation devices. Mr. Starr founded U.S. Electricar's electric vehicle operation in 1983. In 1993, Mr. Starr earned a Private Industry Council Recognition Award for creating job opportunities in the EV industry and was named as one of the ten most influential electric car authorities by Automotive News. He has also received recognition awards for his contributions toward clean air from the American Lung Association of San Francisco, CALSTART and U.S. Senator Barbara Boxer. Mr. Starr has several publications: Electric Cars: Your Guide to Clean Motoring, The Shocking Truth of Electric Cars, and The True Cost of Oil. In addition, he has appeared on more than 300 radio and television talk and news shows (including Larry King Live, The Today Show, Inside Edition, CNN Headline News, Prime Time Live, and the CBS Evening News and the McNeil Lehrer News Hour) as a recognized authority in the field of electric vehicles. Mr. Starr has a Bachelor of Science Degree from the University of California, Davis in Environmental Consulting and Advocacy.

Robert Swanson has been Chairman of the Board of Zapworld since 1999. Mr. Swanson is Chairman of the Board, sole director and sole stockholder of Ridgewood Capital Corporation. Mr. Swanson is also Chairman of the Board of the Ridgewood Fund and President, registered principal and sole stockholder of Ridgewood Securities Corporation. In addition, Mr. Swanson is President and sole shareholder of Ridgewood Energy, Ridgewood Power and Ridgewood Power Management. Ridgewood Power is a managing shareholder of each of the prior Programs and Mr. Swanson is the President of each prior Program. Since 1982, Mr. Swanson, through a number of entities, has sponsored and been a principal of more than 47 investment programs involved in gas exploration and development, which programs have raised approximately $200 million from the sale of investment units. Mr. Swanson was also a tax partner at the former New York and Los Angeles law firm of Fulop & Hardee and an officer in the Investment Division of Morgan Guaranty Trust. His specialty was in personal and financial planning, including income, estate and gift tax. Mr. Swanson is a member of the New York State and Jersey bars. He is a graduate of Amherst College and Fordham University Law School. Mr. Swanson and his wife Barbara Mardinly Swanson are the authors of "Tax Shelters, A Guide for Investors and Their Advisors." published by Jones-Irwin in 1982 and published in revised editions in 1984 and 1985.

Douglas Wilson has been a director of Zapworld since 1999. Mr. Wilson is the Vice President of Acquisitions of Ridgewood Power and the Ridgewood Fund. He was a principal of Monhegan Partners, Inc., which provided acquisition and financial advisory for Ridgewood Power and the Prior Programs, from October 1996 until September 1998, when he joined Ridgewood Power as Vice President of Acquisitions. He has over 14 years of capital markets experience, including specialization in complex lease and project financings in energy-related businesses. He has a Bachelor of Business Administration from the University of Texas and a Masters of Business Administration degree from the Wharton School of the University of Pennsylvania.

William Evers has been a director of Zapworld since 1999. Mr. Evers is one of the leading securities attorneys in California with extensive experience in start-up and emerging companies, specializing for a number of years in private placements, Section 25102(n) offerings, Small

Corporate Offering Registration, Reg. A Exemptions, and Small Business Registrations. He has handled numerous mergers and acquisitions. Mr. Evers was a name partner in the law firm of Evers & Hendrickson LLP and, in August, 2000, Mr. Evers joined the law firm of Foley & Lardner as a partner. Mr. Evers has also had extensive experience in franchising and has been the CEO or President of various business ventures. He holds a BA from Yale University and JD from University of California, Berkeley.

Lee Sannella, M.D. has been a director of Zapworld since its inception in 1994. Dr. Sannella has been an active researcher in the fields of alternative transportation, energy and medicine for more than 25 years. Dr. Sannella has been a founding shareholder in many start-up high tech companies. He was a director of U.S. Electricar from 1983 to 1992. A graduate of Yale University, he maintained an active medical practice for many years in ophthalmology and psychiatry. He worked with the Sonoma Medical Society on improving radiation standards and is a best-selling author. He has served on advisory boards of the City of Petaluma, California, on the Board of Directors of the San Andreas Health Council of Palo Alto, the Veritas Foundation of San Francisco, and the AESOP Institute.

Harry Kraatz became one of our directors on December 7, 2000. Since investing in our business in 1998, he has provided franchise consulting and certain financial services to Zapworld. Beginning in June 1986, Mr. Kraatz has been the sole officer and director of The Embarcadero Group II, and T.E.G. Inc., a franchise management and financial consulting company located in San Francisco, California. Working with those companies he has provided consulting services to numerous finance and franchising companies including Montgomery Medical Ventures, Commonwealth Associates, Westminster Capital, and World Wide Wireless Communications, Inc. He received a degree from Southwestern Missouri State University in 1971.

                                PROPOSAL NUMBER 2

                       TO CHANGE THE COMPANY'S NAME TO ZAP

         The Board of Directors is submitting to the shareholders for their approval an amendment to our Articles of Incorporation to change our corporate name from "ZAPWORLD.COM" to "ZAP." The Board of Directors approved of the amendment to the Articles of Incorporation on March 27, 2001. If the shareholders approve of the amendment, the change of our corporate name will become effective upon the filing of a certificate of amendment of the Articles of Incorporation with the California Secretary of State.

         The Board of Directors made its decision to change our corporate name in light of recent developments with Internet companies as well as the need to have a corporate name that is more closely associated with the products we sell. The Board of Directors believes that it is in our best interests to disassociate ourselves from the "dot.com" companies in view of the negative image that people may have for these companies. The Board of Directors also believes that the name does not properly reflect the nature of our business insofar as only a relatively small percentage of our sales are derived from the Internet.

         The Board of Directors believes that the name "ZAP" is better suited to serve as our new corporate name. Many of our products contain the word "ZAP" as a part of their trademarks, and our corporate name has included the word "ZAP" for many years.

Recommendation

         The Board of Directors unanimously recommends that the shareholders vote "FOR" approval of the amendment of our Articles of Incorporation to change our corporate name to ZAP.

                                PROPOSAL NUMBER 3

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

         Grant Thornton LLP served as our independent public accountant in 2000 and has been appointed by the Board of Directors to continue as our independent public accountant for the fiscal year ending December 31, 2001. In the event that ratification of this selection of independent public accountant is not approved by a majority of the shares of Common Stock voting at the Annual Meeting, the Board of Directors will reconsider its selection of independent public accountant.

         The aggregate fees billed by our independent public accountant in 2000, Grant Thornton LLP, for professional services rendered for the audit of Zapworld's annual financial statements for the fiscal year ended December 31, 2000, and for the review of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year, were $91,800. The aggregate fees billed by Grant Thornton LLP for services rendered to Zapworld, other than the services described above, for the fiscal year ended December 31, 2000, were $15,800. No information technology services relating to financial information systems design and implementation were rendered by Grant Thornton LLP during 2000.

         A representative of Grant Thornton LLP is not expected to be present at the Annual Meeting.

Recommendation

         The Board of Directors unanimously recommends that the shareholders vote "FOR" ratification of the appointment of Grant Thornton LLP as our independent public accountant for the fiscal year ending December 31, 2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation earned by Gary Starr, our Chief Executive Officer, for the years indicated below. No other employee received compensation in excess of $100,000 for the fiscal years ended December 31, 1998, 1999, and 2000.

                                              Annual Compensation                Long -Term Compensation

                                                                                    Awards           Payouts
                                                                           -------------------------------------------------
                                                            Other          Restricted   Stock
                                                            Annual         Stock        Underlying              All Other
                                       Salary     Bonus     Compensation   Award        Options      LTIP       Compen-
                                                                                        /SARs        Payouts    sation
Name and Principal Position    Year    ($)        ($)       ($)            ($)          (#)          ($)        ($)
----------------------------------------------------------------------------------------------------------------------------
Gary Starr                     1998    35,700
Chief Executive officer        1999    39,500     200                                   135,000
                               2000    59,600     700


         The following table provides information regarding stock options granted to Gary Starr for the fiscal year ended December 31, 2000.

                             Option/SAR Grants in Last Fiscal Year (Individual Grants)

Name                        Year             Number of                   % of Total            Exercise or    Expiration
                            Options       Securities Underlying    Options/SARs Granted to     Base Price       Date
                            Granted       Options/SARs Granted     Employees in Fiscal Year      ($/Sh)
------------------------------------------------------------------------------------------------------------------------
Gary Starr                   2000             35,000                     6.9%                    $7.00         07/19/04
                             2000             100,000                   19.7%                    $6.25         07/19/04

                            PROPOSALS OF SHAREHOLDERS

         Proposals which shareholders wish to be considered for inclusion in the proxy materials solicited by the Board of Directors for the 2002 Annual Meeting must be received by the Secretary by February 16, 2002 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.


                                 OTHER BUSINESS

         It is not intended that any business other than that set forth in the notice of Annual Meeting and more specifically described in this proxy statement will be brought before this meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.



By Order of the Board of Directors




Joni Arellanes
Corporate Secretary
Sebastopol, California

                                                                      Appendix A


                      ZAPWORLD.COM AUDIT COMMITTEE CHARTER

Organization
This charter governs the operations of the audit committee (the "Committee"). The charter will be reviewed and reassessed by the Committee and will be approved by the board of directors, at least annually. The Committee shall be appointed by the board of directors and shall be comprised of at least two directors. Members of the Committee shall be independent of management and the Company. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member will have accounting or related financial management expertise.

Statement of Policy
The Committee will provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes
The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss the auditors' independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee will review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and the compensation. Also, the Committee will discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee will meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee will discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

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
                                                           ZAPWORLD.COM

                                             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                    This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned holder(s) of the stock of Zapworld.com ("Zapworld" ) acknowledge(s) receipt of the Notice of Annual Meeting of
Shareholders of Zapworld, dated May 7, 2001, and a Proxy Statement of the Board of Directors of the same date. The undersigned hereby appoint(s) Joni Arellanes and Gary Starr, and each of them, attorneys and proxies, with full power of substitution and revocation, to vote, as designated below all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess if personally present at the 2001 Annual Meeting of Shareholders of Zapworld, to be held at the
Sebastopol Community Center, located at 390 Morris Street, Sebastopol, California 95472, on Saturday, June 16, 2001 at 10:30 am,
and at any adjournments thereof.

     The holder of this proxy is granted discretionary authority to cumulate votes in the election of directors among those nominees for whom the undersigned has(have) granted the authority to vote.


1. To elect as directors the nominees set forth below.   [ ] FOR all nominees listed below (except as marked to the contrary below).

                                                         [ ] WITHHOLD AUTHORITY to vote for all of the nominees listed below.

(INSTRUCTION) To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                     Gary Starr, Robert Swanson, Lee Sannella, Douglas Wilson, William Evers, and Harry Kraatz


2.  To amend our Articles of Incorporation to change        [ ] FOR            [ ] AGAINST            [ ] ABSTAIN
our name from ZAPWORLD.COM to ZAP.



                                     PLEASE COMPLETE, DATE AND SIGN PROXY ON REVERSE SIDE AND
                                      RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

3. To ratify the appointment of Grant Thornton LLP as our independent public accountant for the fiscal year ending December 31,
2001.

                                                            [ ] FOR            [ ]  AGAINST           [ ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING INCLUDING
ALL PROCEDURAL MATTERS.

By executing this proxy, I (we) hereby revoke all previous proxies with regard to any matter to be voted upon at the Annual
Meeting.

Number of Shares:__________

                                                            Date: ____________, 2001


                                                            ---------------------------------------------------------------------
                                                            Signature of Shareholder


                                                            ---------------------------------------------------------------------
                                                            Printed Name of Shareholder


                                                            ---------------------------------------------------------------------
                                                            Signature of Joint Shareholder


                                                            ---------------------------------------------------------------------
                                                            Printed Name of Joint Shareholder


                                                            INSTRUCTIONS

     Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian or as an officer of a corporation, partnership or other business entity, please give your full title. Joint shareholders
EACH must sign his or her name.

The Board of Directors recommends a vote FOR each of the persons listed above for election to the Board of Directors and FOR each of the proposals listed in the Proxy Statement. This proxy will be voted as directed by the shareholder(s) duly executing this proxy. If no direction is made with respect to any or all of the above proposals, this proxy will be voted FOR each of the persons listed above and FOR all of the proposals listed in the Proxy Statement.

                                    THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE
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